EXHIBIT 99.6

CONSOLIDATED ANALYTICS, INC. (“CONSOLIDATED ANALYTICS”) DUE DILIGENCE EXECUTIVE SUMMARY

EXECUTIVE SUMMARY

THIRD PARTY DUE DILIGENCE REVIEW

OCTOBER 2, 2025

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, PennyMac Corp. (the “Client”). The review included a total of 381 newly originated residential mortgage loans, in connection with the securitization identified as PMTLT 2025-INV10 (the “Securitization”). The Review was conducted from September 2025 to October 2025 on mortgage loans originated between April 2025 and August 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

•	Validate borrower(s) monthly gross income

•	Validate funds required to close, required reserves

•	Review file documentation for required level of income and asset verifications

ii.	Employment Status

•	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

•	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

•	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

•	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

•	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

•	Review credit report for credit history and required credit depth including any / all inquiries

•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.

Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.

Additional valuation products were not required when the CU score provided was 2.4 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was equal to or greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans where a valuation review was performed (381 loans in total):

One (1) loan had a Secondary Appraisal, three (3) loans had AVMs, and one hundred thirteen (113) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were three (3) occurrences of this.

One (1) loan had a Field Review, seventeen (17) loans had BPOs, and one (1) loan had an Exterior Only Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 381 mortgage loans reviewed, eighty-five (85) unique mortgage loans (22.31% by loan count) had a total of ninety-nine (99) different tape discrepancies across four (4) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Application Date	62	62.63%
Property Type	33	33.33%
Occupancy	3	3.03%
Interest Rate	1	1.01%

Grand Total	99	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample by Loan Count
Event Grade A	304	$112,835,644.00	79.79%
Event Grade B	62	$24,575,744.00	16.27%
Event Grade C	10	$4,349,340.00	2.62%
Event Grade D	5	$1,759,503.00	1.31%

Total Sample	381	$143,520,231.00	100.00%

Credit Results:

Event Grade	Loan Count	Percent of Sample
Event Grade A	367	96.33%
Event Grade B	6	1.57%
Event Grade C	3	0.79%
Event Grade D	5	1.31%

Total Sample	381	100.00%

Compliance Results:

Event Grade	Loan Count	Percent of Sample
Event Grade A	333	87.40%
Event Grade B	44	11.55%
Event Grade C	4	1.05%
Event Grade D	0	0%

Total Sample	381	100.00%

Valuation Results:

Event Grade	Loan Count	Percent of Sample
Event Grade A	360	94.49%
Event Grade B	17	4.46%
Event Grade C	4	1.05%
Event Grade D	0	0%

Total Sample	381	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

		No Credit Findings	136

		Business Purpose Affidavit/Disclosure Missing	90

		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	30

		Audited DTI Exceeds AUS DTI	28

		Rent Loss Insurance Missing	16

		The Total Hazard Coverage is LESS than the Required Coverage Amount	16

		Borrower 1 3rd Party VOE Prior to Close Missing	15

		Hazard Insurance Effective Date is after the Disbursement Date	7

		AUS Partially Provided	6

		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	6

		Borrower 2 3rd Party VOE Prior to Close Missing	5

		HO-6 Insurance Policy is Missing	5

		Title Document Missing	5

		Asset General	5

		Housing History Does Not Meet Guideline Requirements	5

		Asset 1 Does Not Meet Guideline Requirements	4

		Missing Verification of Mortgage	4

Credit	A	Audited Reserves are less than AUS Required Reserves (Number of Months)	4

		Borrower 1 Tax Returns Not Signed	4

		Missing VOM or VOR	4

		Borrower Non-US Citizen Identification Document Missing	4

		PUD Rider is Missing	4

		Borrower 1 Photo Identification not provided	3

		Asset 2 Does Not Meet Guideline Requirements	3

		Asset Qualification Does Not Meet Guideline Requirements	3

		Evidence of Property Tax Missing	3

		AUS Not Provided	3

		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	3

		Missing explanation and supporting documentation for large deposit(s)	3

		The Deed of Trust is Missing	3

		Missing Lease Agreement	3

		Missing Property Tax Cert	3

		Income and Employment Do Not Meet Guidelines	3

		1-4 Family Rider is Missing	3

		Missing Personal Guaranty	2

		The Note is Missing	2

Purchase Contract is Missing	2

Fraud Report Shows Uncleared Alerts	2

Missing Letter of Explanation (Credit)	2

Borrower 1 CPA Letter Missing	2

Borrower 2 Tax Returns Not Signed	2

Audited Reserves are less than AUS Required Reserves (Dollar Amount)	2

Purchase is not considered to be an Arm’s Length Transaction	2

Borrower 1 W2/1099 Missing	2

Borrower 1 YTD Profit & Loss Missing	2

Missing income documentation	2

Income 2 Months Income Verified is Missing	1

Asset 3 Expired	1

Flood Insurance Effective Date is after the Disbursement Date	1

Income 4 Months Income Verified is Missing	1

SCIF Document Missing	1

Income 5 Months Income Verified is Missing	1

Borrower 2 IRS Transcripts Missing	1

Guideline Seasoning not Met	1

ATR Risk	1

Income/Employment General	1

Collections, liens or judgments not paid at closing	1

Loan Agreement Missing	1

The Final 1003 is Incomplete	1

Missing AUS Findings	1

Title Document is Partially Present	1

Missing Divorce Decree	1

Borrower 2 Photo Identification not provided	1

Flood Insurance Minimum Coverage Not Met	1

Borrower 2 YTD Profit & Loss Missing	1

Missing Income - Business Tax Returns	1

Approval/Underwriting Summary Not Provided	1

Borrower 1 Business Tax Returns Missing	1

Income 1 Months Income Verified is Missing	1

Flood Certificate Missing	1

Satisfactory Chain of Title not Provided	1

Missing letter of explanation	1

Credit History - Derogatory Accounts Without Sufficient Explanation	1

Borrower 1 Paystubs Less Than 1 Month Provided	1

		The Final 1003 is Missing	1

		HO6 Insurance Policy Expiration Date is before the Note Date	1

		Employment Gaps in Employment Without Sufficient Explanation	1

		Borrower 2 CPA Letter Missing	1

		Income 3 Months Income Verified is Missing	1

		Missing Trust Agreement	1

		Assets do not meet guideline requirements	1

		Hazard Insurance Policy is Missing	1

		Total Credit Grade (A) Exceptions:	499

		Missing Taxpayer First Act Disclosure	3

		Approval/Underwriting Summary Partially Provided	2

	B	Title Coverage is Less than Subject Lien	2

		Purchase Contract is Incomplete	2

		Total Credit Grade (B) Exceptions:	9

		Asset 5 Expired	1

		The Total Hazard Coverage is LESS than the Required Coverage Amount	1

	C	Audited DTI Exceeds AUS DTI	1

		Total Credit Grade (C) Exceptions:	3

		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2

		Hazard Insurance Policy is Partial	1

	D	Verification of Borrower Liabilities Missing or Incomplete	1

		Missing VOM or VOR	1

		Total Credit Grade (D) Exceptions:	5

		No Compliance Findings	77

		Charges That In Total Cannot Increase More Than 10% Test	4

		Escrow Waiver is Missing	3

		Charges That Cannot Increase Test	2

Compliance	A	Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	2

		Disclosed Escrow is Not Accurate on Final CD and/or PCCD	1

		Qualified Mortgage Lending Policy Points and Fees Test	1

		Settlement Cost Booklet has not been entered	1

		Revised Loan Estimate Delivery Date Test (prior to consummation)	1

		Initial Loan Estimate Delivery Date Test (from application)	1

		TILA Finance Charge Test	1

		Lender Credits That Cannot Decrease Test	1

		Loan Originator NMLS Status is Not Active	1

		Total Compliance Grade (A) Exceptions:	96

		Missing Required Affiliated Business Disclosure	20

		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	20

		eSigned Documents Consent is Missing	7

		Missing Initial Escrow Disclosure	2

	B	RESPA Homeownership Counseling Organizations Disclosure Date Test	2

		Charges That Cannot Increase Test	1

		Intent to Proceed is Missing	1

		Total Compliance Grade (B) Exceptions:	53

		TILA Finance Charge Test	1

		Loan Originator NMLS Status is Not Active	1

	C	Charges That Cannot Increase Test	1

		Charges That In Total Cannot Increase More Than 10% Test	1

		Total Compliance Grade (C) Exceptions:	4

		No Property Findings	285

		HOA Questionnaire is Missing	9

		Condo Approval Missing	4

		Subject property appraisal is not on an as-is basis (Primary Value)	3

	A	FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1

		FEMA Post Disaster Inspection Report not Provided	1

		No HOA fees on appraisal and property identified as a PUD	1

Property		Total Property Grade (A) Exceptions:	304

		Property Inspection Waiver Used at Origination	17

		Condo Approval Missing	1

	B	External Obsolescence Present	1

		Total Property Grade (B) Exceptions:	19

		Third Party Valuation Product Not Provided within 10% Tolerance	3

	C	Subject property appraisal is not on an as-is basis (Primary Value)	1

		Total Property Grade (C) Exceptions:	4

Event Grade Definitions

Final Loan Grade

A	Loan meets Credit, Compliance, and Valuation Guidelines

B

The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.

D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades

A

The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

B

The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

C

The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades

A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.

B

The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C

The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades

A

The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.

B

The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

C

The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.